Exhibit 23

PENNROCK FINANCIAL SERVICES CORP.
CONSENT OF INDEPENDENT AUDITORS

               (Letterhead of Simon Lever & Company appears here)

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the registration statement of PennRock Financial Services Corp. on Form S-3 (No. 33-10568) of our report dated January 31, 1997 on the consolidated financial statements of PennRock Financial Services Corp. and subsidiaries appearing in and incorporated by reference in this Annual Report on Form 10-K.

                                                  /s/  SIMON LEVER & COMPANY


March 11, 1997
Lancaster, Pennsylvania

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